U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               December 29, 2005
                                  ------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                         AMERITRANS CAPITAL CORPORATION

             (Exact name of Registrant as specified in its charter)


Delaware                            333-63951                     52-2102424

(State or other jurisdiction of (Commission  File No.)         I.R.S.  Employee
                                                                  I.D. Number)
incorporation or organization)
_______________________________________________________________________________


                          747 Third Avenue, 4th Floor
                            New York, New York 10017
            (Address of principal executive offices)     (Zip Code)



                                 (800) 214-1047
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17CFR240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
 Exchange Act  (17CFR240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

Ameritrans Capital Corporation (the "Company") issued a press release to the news media announcing a special meeting of the shareholders to take place Monday January 23, 2006, to vote on a proposal to extend the offering period of the Company's July 29, 2005 offering of common stock with warrants.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                         AMERITRANS CAPITAL CORPORATION



                       By:
                       Name:  Gary C. Granoff
                       Title:   President,  Chief   Executive   Officer,  Chief
                       Financial Officer


Dated: December 29, 2005


Exhibit Index


Exhibit
Number                   Description

99                     Press Release dated December 29, 2005